File Number: 333-62166
                                                   Filed Pursuant to Rule 497(e)
                                                   of the Securities Act of 1933

                                                              September 26, 2005

                         Supplement to the March 1, 2005
                 Class A, Class B and Class C Shares Prospectus
                       for Pioneer Global High Yield Fund

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.




                                                                   18151-00-0905
                                        (c) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC